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                        [The Cooper Companies -- Letterhead]


NEWS RELEASE
         CONTACT:
         Norris Battin
         The Cooper Companies, Inc.
         ir@coopercompanies.com
         FOR IMMEDIATE RELEASE


               THE COOPER COMPANIES COMMENTS ON WESLEY JESSEN SUIT
                    REITERATES MOST RECENT GUIDANCE FOR 2001

LAKE FOREST, Calif., April 24, 2001 -- The Cooper Companies, Inc. (NYSE: COO) said today it will defend vigorously the lawsuit filed in California yesterday by Wesley Jessen, a CIBA Vision Company, alleging infringement of patent rights on colored contact lens technology. Cooper has thoroughly studied the various patents associated with its cosmetic product and is confident that its color lens does not infringe on the valid patent rights of any third party. Cooper believes that CIBA's claims are without merit.

Consistent with recent guidance, Cooper estimates that earnings per share from continuing operations for its second fiscal quarter ending April 30, 2001 will range from 56 cents to 58 cents and between $2.36 and $2.42 for fiscal 2001.

Forward-Looking Statements
Some of the information included in this news release contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements regarding anticipated growth in our revenue, anticipated market conditions and results of operations. To identify forward-looking statements look for words like "believes," "expects," "may," "will," "should," "seeks," "intends," "plans," "estimates" or "anticipates" and similar words or phrases. Discussions of strategy, plans or intentions often contain forward-looking statements. These, and all forward-looking statements, necessarily depend on assumptions, data or methods that may be incorrect or imprecise.







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Events, among others, that could cause actual results and future actions to differ materially from those described by or contemplated in forward-looking statements include major changes in business conditions, a major disruption or other production issues at our manufacturing facilities, new competitors or technologies, the impact of an undetected virus on our computer systems, acquisition integration delays or costs, foreign currency exchange exposure, investments in research and development and other start-up projects, dilution to earnings per share from acquisitions or issuing stock, regulatory issues, significant environmental cleanup costs above those already accrued, litigation costs including any related settlements, costs of business divestitures, the requirement to provide for a significant liability or to write off a significant asset, changes in accounting principles or estimates, and other factors described in our Securities and Exchange Commission filings, including the "Business" section in our Annual Report on Form 10-K for the year ended October 31, 2000. We caution investors not to rely on forward-looking statements. They reflect our analysis only on their stated date or the date of this news release. We disclaim any intent to update these forward-looking statements.

Internet Addresses
The Internet addresses in this release are for informational purposes only and not intended for use as hyperlinks. Nothing in any of these addresses is a part of this news release.

The Cooper Companies, Inc. and its subsidiaries develop, manufacture and market specialty healthcare products. CooperVision, Inc., headquartered in Lake Forest, Calif., with manufacturing facilities in Huntington Beach, Calif., Rochester, N.Y., Toronto, Canada and Hamble, England, markets a broad range of contact lenses for the vision care market. Its Web site is www.coopervision.com. CooperSurgical, Inc., headquartered in Shelton, Conn., markets diagnostic products, surgical instruments and accessories for the gynecological market. Its Web site is www.coopersurgical.com. The Company's corporate offices are located in Lake Forest and Pleasanton, Calif. A toll free interactive telephone system at 1-800-334-1986 provides stock quotes, recent press releases and financial data. The Cooper Companies Web address is www.coopercos.com.

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